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                                                                 Exhibit (i)(2)

                                          February 26, 2007

Total Return U.S. Treasury Fund, Inc.
40 West 57th Street, 18th Floor
New York, NY 10019

         Re: Total Return U.S. Treasury Fund, Inc.
             Post-Effective Amendment No. 26
             File No. 33-12179; ICA No. 811-5040

Gentlemen:

   We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 26 to Registration Statement No. 33-12179 on Form N-1A.

                                         Very truly yours,

                                         /s/ Kramer Levin Naftalis & Frankel LLP